                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 20
Report of Independent Accountants................ 23
Dividend Reinvestment Plan....................... 24

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

November 19, 1999

Dear Shareholder:
    As we approach the end of the century--and the millennium--it seems appropriate to take a look back at the progress we've made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen this century is the increasing importance of investing for many Americans.
    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.
    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Those that have stood the test of time include:

    - Investing for the long-term

    - Basing investment decisions on sound research

    - Building a diversified portfolio

    - Believing in the value of professional investment advice

    While no one can predict the future, at Van Kampen, we believe that these ideas will remain important tenets for investors well into the next century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we enter the new millennium.

Sincerely,

[SIG]
Richard F. Powers, III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.


Source: Investment Company Institute

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree over the past year, keeping the economy growing at a healthy pace. High levels of consumer confidence fueled this heavy retail activity, which pushed the personal savings rate to a record low as spending rates outpaced income growth. Although the U.S. economy experienced a slowdown during the second quarter of 1999, growth rebounded toward the end of the reporting period.

EMPLOYMENT SITUATION

    The strong job market helped support the strength of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. The wage pressures were balanced somewhat by productivity gains. However, these pressures ultimately pushed the cost of labor higher in the second quarter, as the employment cost index recorded its biggest gain in eight years before returning to a more moderate level in the third quarter.

INFLATION AND INTEREST RATES

    Inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report. The Federal Reserve Board remained active in guarding against inflation and tempering the economy during this environment. The Fed reversed its three interest rate cuts from the fall of 1998, raising rates in June, August, and November 1999 to keep the economy from overheating.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Third Quarter 1999
                                    [GRAPH]

97Q3                                                                              4.0
97Q4                                                                              3.1
98Q1                                                                              6.7
98Q2                                                                              2.1
98Q3                                                                              3.8
98Q4                                                                              5.9
99Q1                                                                              3.7
99Q2                                                                              1.9
99Q3                                                                              5.5

Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1999

                  VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL--VIG)

 COMMON SHARE TOTAL RETURNS

One-year total return based on market price(1)............   (15.09%)
One-year total return based on NAV(2).....................    (5.98%)

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)..................................................     7.35%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................    11.48%

 SHARE VALUATIONS

Net asset value...........................................     $9.39
Closing common stock price................................   $8.8125
One-year high common stock price (12/11/98)...............  $11.3750
One-year low common stock price (10/25/99)................   $8.7500
Preferred share rate(5)...................................     3.59%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax rate.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW

                  VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST

We recently spoke with representatives of the adviser of the Van Kampen Investment Grade Municipal Trust about the key events and economic forces that shaped the markets during the past year. David C. Johnson, portfolio manager, has managed the Trust since its inception in 1989 and worked in the investment industry since 1981. He is joined by Peter W. Hegel, chief investment officer for fixed-income investments. The following discussion reflects their views on the Trust's performance during the 12 months ended October 31, 1999.

   Q  WHAT HAPPENED IN THE MUNICIPAL MARKET DURING THE REPORTING PERIOD?

   A Bonds of all types experienced price declines during the past 12 months as interest rates rose, especially toward the end of the reporting period. In addition to the negative effects of the Federal Reserve Board's two interest-rate increases during the summer, the bond market declined as the nation's strong economic growth continued to spark inflation fears, leading to concern about future rate hikes. Because of low institutional demand for municipal bonds during the period, these conditions affected municipals more than their taxable counterparts--corporate and Treasury bonds. The yields of newly issued 30-year AAA municipal bonds rose more than a full percentage point during the 12-month period, so the prices of existing bonds dropped concurrently. The bonds in the Trust's portfolio were not spared by this market movement and suffered price declines along with the rest of the municipal market.
    The interest-rate increases also suppressed municipal bond supply, bringing overall nationwide issuance down more than 20 percent in the first ten months of the year compared with 1998. Supply was down in almost every sector, with electric-utility and health-care bonds experiencing the most significant drops. Although new issuance kept pace with last year's active market, the amount of bonds issued through refinancing was down more than 50 percent for the year through October. Many municipalities simply chose not to refinance outstanding bonds because of the higher interest rates they would have to pay in the current marketplace.

   Q  DID MUNICIPAL BONDS BENEFIT FROM THE STRONG ECONOMY?

   A Yes. The effects of the healthy economy were reflected in the good credit conditions in the municipal market, even though prices suffered. With the exception of the health-care sector, overall credit quality remained high, and we witnessed a number of credit upgrades as tax revenues kept municipal finances strong.

   Q  WHAT TECHNIQUES DID YOU USE TO MANAGE THE TRUST IN THESE CONDITIONS?

   A Although many of the Trust's more seasoned holdings were nearing their call dates, we chose to maintain these positions until they are called rather than give up these high-yielding securities. This benefited the
Trust's performance as interest rates rose because these bonds were less sensitive to interest-rate increases and dropped less in price.
    We also extended the Trust's duration, or its sensitivity to interest-rate changes. We feel that the longer duration will benefit the Trust in a declining interest-rate environment by allowing it to participate more fully in a market rally. In the short term, however, the longer duration negatively affected the Trust's total return as interest rates climbed. The Trust's total return was also hurt by the increased proportion of AAA bonds, which represented 46.6 percent of the long-term investments at the end of October. These high-quality issues suffered more than lower-quality bonds as rates increased.

   Q  WHAT AREAS OF THE MUNICIPAL MARKET WERE MOST ATTRACTIVE TO YOU?

   A One of the most attractive sectors during the past year was airport bonds, which we believed were backed by strong credit quality and provided favorable yields. A number of airport renovations and expansions boosted the supply of these bonds in the marketplace, enabling us to choose from a wide variety of issues in a sector where issuance has historically been infrequent. At the end of October, airport bonds represented one of the Trust's largest sectors at 10.6 percent of the long-term investments.
    To focus more on attractive sectors such as airport and general purpose, we reduced our position in health care. Although many health-care bonds remain attractive, the challenges imposed by managed care and changing Medicare reimbursement policies have led us to focus on other areas of the market in recent months. Reducing health care benefited the Trust's total return because this sector underperformed the rest of the market during the year. For additional portfolio highlights, please refer to page 8.

   Q  HOW DID THE TRUST PERFORM DURING THE PERIOD?

   A Total return performance was disappointing because of the general downturn in bond prices and the Trust's increased duration. In addition, the Trust's leverage component hurt its performance during the period.
Although leverage helps the Trust provide higher income levels to common shareholders, it made the portfolio more sensitive to the interest-rate increases we experienced during the reporting period. For the one-year period ended October 31, 1999, the Trust returned -15.09 percent(1) based on market price. This reflects a decrease in market price from $11.0625 per share on October 31, 1998, to $8.8125 per share on October 31, 1999.

    As the Trust reached the tenth anniversary of its inception, a significant proportion of the bonds in the portfolio were called away by the issuers (many bonds allow the issuer to call them after 10 years). These bonds paid higher interest rates than were available in the current marketplace, so the Trust's income stream decreased and led to two dividend decreases during the reporting period. At its current rate, the Trust's monthly federally tax-exempt dividend of $0.054 per share translates to a distribution rate of 7.35 percent(3) based on the Trust's closing market price on October 31, 1999. Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a taxable yield of 11.48 percent(4) for an investor in the 36 percent federal income tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance does not guarantee future performance.

   Q  WHAT DO YOU SEE AHEAD FOR THE ECONOMY AND THE MUNICIPAL MARKET?

   A In the coming months, we will probably see a slowing economy, which may be partly the result of year 2000 concerns. Wage increases will likely keep inflation fears at the forefront, although increasing productivity should be able to offset higher wage costs for employers.
    Preparations for the turn of the millennium may also limit new issuance and general market activity at the end of the year. Many municipal issuers are planning to postpone issuing bonds until they feel certain that any potential computer problems have been avoided, but we believe that market activity should pick up early in 2000. In the meantime, we will continue to focus on finding attractive-yielding bonds and protecting the Trust from bond calls as much as possible. We will also use our extensive research capabilities to look for attractive opportunities throughout the coming months.

[SIG]
David C. Johnson

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates (i.e. a 5-year duration means the bond will fall about 5 percent in value if interest rates rise by 1 percent). The longer a bond's duration, the greater the effect of interest rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

ZERO COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no interest. It is redeemed at maturity for full face value.

                              PORTFOLIO HIGHLIGHTS

                  VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST
 TOP FIVE PORTFOLIO INDUSTRIES*
[GRAPH]

                                                                      OCTOBER 31, 1999                   OCTOBER 31, 1998
                                                                      ----------------                   ----------------
Single-Family Housing                                                       17.4                               14.9
Health Care                                                                 13.5                               18.9
Industrial Revenue                                                          12.5                               15.5
Airport                                                                     10.6                                4.0
Public Education                                                             8.6                                7.5

* As a percentage of long-term investments
 NET ASSET VALUE AND MARKET PRICE
 (BASED UPON MONTH-END VALUES)
NOVEMBER 1989 THROUGH OCTOBER 1999
[GRAPH]

                                                                        MARKET PRICE                     NET ASSET VALUE
                                                                        ------------                     ---------------
Nov 1989                                                                   12.00                              11.05
                                                                           12.13                              11.10
                                                                           12.00                              11.00
                                                                           11.75                              10.88
                                                                           11.75                              10.87
                                                                           11.75                              10.74
                                                                           12.25                              10.89
                                                                           11.50                              10.93
                                                                           11.38                              11.14
                                                                           10.88                              10.85
                                                                           10.75                              10.76
Oct 1990                                                                   10.50                              10.83
                                                                           11.13                              10.98
                                                                           11.25                              11.02
                                                                           11.25                              11.08
                                                                           11.63                              11.18
                                                                           11.88                              11.08
                                                                           11.75                              11.19
                                                                           11.88                              11.31
                                                                           11.63                              11.23
                                                                           12.00                              11.29
                                                                           11.88                              11.37
                                                                           12.00                              11.54
Oct 1991                                                                   12.25                              11.50
                                                                           12.25                              11.46
                                                                           12.25                              11.61
                                                                           12.75                              11.59
                                                                           12.75                              11.55
                                                                           12.50                              11.45
                                                                           12.75                              11.50
                                                                           12.38                              11.45
                                                                           12.50                              11.46
                                                                           12.88                              11.99
                                                                           13.00                              11.52
                                                                           13.00                              11.47
Oct 1992                                                                   11.75                              11.15
                                                                           12.38                              11.34
                                                                           12.38                              11.43
                                                                           13.00                              11.50
                                                                           13.38                              11.91
                                                                           13.38                              11.76
                                                                           13.63                              11.79
                                                                           13.38                              11.74
                                                                           13.38                              11.90
                                                                           13.63                              11.86
                                                                           13.75                              12.02
                                                                           14.00                              12.16
Oct 1993                                                                   13.88                              12.10
                                                                           13.25                              11.97
                                                                           12.75                              12.20
                                                                           13.50                              12.27
                                                                           13.13                              11.86
                                                                           11.63                              10.95
                                                                           12.13                              11.00
                                                                           12.25                              11.13
                                                                           12.38                              10.81
                                                                           12.38                              10.92
                                                                           12.25                              10.90
                                                                           12.00                              10.75
Oct 1994                                                                   11.13                              10.50
                                                                           10.50                              10.14
                                                                           10.50                              10.33
                                                                           11.13                              10.61
                                                                           11.38                              10.99
                                                                           11.25                              10.95
                                                                           11.50                              10.76
                                                                           10.88                              10.76
                                                                           10.50                              10.70
                                                                           10.63                              10.63
                                                                           10.50                              10.76
                                                                           10.75                              10.71
Oct 1995                                                                   10.63                              10.75
                                                                           10.88                              10.96
                                                                           10.50                              11.06
                                                                           11.88                              11.05
                                                                           11.88                              10.81
                                                                           11.00                              10.52
                                                                           10.88                              10.34
                                                                           10.63                              10.32
                                                                           10.88                              10.34
                                                                           10.88                              10.38
                                                                           11.13                              10.30
                                                                           10.88                              10.41
Oct 1996                                                                   11.00                              10.47
                                                                           11.25                              10.63
                                                                           10.63                              10.48
                                                                           10.63                              10.44
                                                                           10.63                              10.47
                                                                           10.38                              10.28
                                                                           10.63                              10.31
                                                                           10.75                              10.41
                                                                           10.56                              10.48
                                                                           10.81                              10.75
                                                                           10.75                              10.56
                                                                           10.94                              10.65
Oct 1997                                                                   10.94                              10.66
                                                                           10.75                              10.55
                                                                           10.88                              10.67
                                                                           11.25                              10.74
                                                                           11.19                              10.70
                                                                           10.56                              10.65
                                                                           10.38                              10.52
                                                                           10.63                              10.68
                                                                           10.88                              10.65
                                                                           10.81                              10.57
                                                                           10.88                              10.70
                                                                           11.25                              10.76
Oct 1998                                                                   11.06                              10.66
                                                                           10.94                              10.60
                                                                           11.06                              10.56
                                                                           10.94                              10.63
                                                                           10.94                              10.50
                                                                           11.00                              10.44
                                                                           10.75                              10.41
                                                                           10.38                              10.27
                                                                           10.38                               9.98
                                                                           10.25                               9.95
                                                                            9.63                               9.72
                                                                            9.06                               9.63
Oct 1999                                                                    8.81                               9.39

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                  VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF OCTOBER 31, 1999
[PIE CHART]

AAA/Aaa                               AA/Aa                A/A               BBB/Baa              BB/Ba             NON-RATED
-------                               -----                ---               -------              -----             ---------
46.6                                  12.2                11.2                19.9                 1.4                 8.7

AS OF OCTOBER 31, 1998
[PIE CHART]

AAA/Aaa                               AA/Aa                A/A               BBB/Baa              BB/Ba             NON-RATED
-------                               -----                ---               -------              -----             ---------
42.4                                  10.90               15.50               16.20               3.50                11.50

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.
 DIVIDEND HISTORY
FOR THE PERIOD ENDED OCTOBER 31, 1999

[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
Nov 1998                                                                        0.0570
Dec 1998                                                                        0.0570
Jan 1999                                                                        0.0570
Feb 1999                                                                        0.0570
Mar 1999                                                                        0.0555
Apr 1999                                                                        0.0555
May 1999                                                                        0.0555
Jun 1999                                                                        0.0540
Jul 1999                                                                        0.0540
Aug 1999                                                                        0.0540
Sep 1999                                                                        0.0540
Oct 1999                                                                        0.0540

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         MUNICIPAL BONDS  104.1%
         ALABAMA  4.3%
$1,140   Alabama Wtr Pollutn Ctrl Auth Ser B
         (AMBAC Insd) (b).......................   4.750%     08/15/18    $   967,461
 1,500   Birmingham, AL Arpt Auth Rev Rfdg
         (AMBAC Insd) (a).......................   5.375      07/01/20      1,365,690
   800   Mobile, AL Indl Dev Brd Pollutn Ctl Rev
         Intl Paper Co Proj Rfdg................   4.750      04/01/10        714,432
                                                                          -----------
                                                                            3,047,583
                                                                          -----------
         ALASKA  2.9%
 2,250   Valdez, AK Marine Term Rev BP Pipeline
         Inc Proj Ser B Rfdg....................   5.500      10/01/28      2,049,098
                                                                          -----------
         ARIZONA  2.9%
 2,675   Maricopa Cnty, AZ Uni Sch Dist No 69
         Paradise Vly (FSA Insd)................   4.000      07/01/16      2,067,427
                                                                          -----------
         ARKANSAS  1.7%
 1,000   Dogwood Addition PRD Muni Ppty Owners
         Multi-Purp Impt Dist No 8 AR Impt Ser A
         (c)....................................   9.750      07/01/12        960,000
   919   Dogwood Addition PRD Muni Ppty Owners
         Multi-Purp Impt Dist No 8 AR Impt Ser B
         (c)....................................   9.750      07/01/12        275,613
                                                                          -----------
                                                                            1,235,613
                                                                          -----------
         CALIFORNIA  9.1%
 4,490   Contra Costa, CA Home Mtg Fin Auth Home
         Mtg Rev (MBIA Insd)....................   *          09/01/17      1,568,088
 4,000   Foothill/Eastern Corridor Agy CA Toll
         Rd Rev Cap Appr Rfdg...................   *          01/15/26      2,084,480
   650   Foothill/Eastern Corridor Agy CA Toll
         Rd Rev Cap Appr Sr Lien Ser A..........   *          01/01/28        120,750
   225   Foothill/Eastern Corridor Agy CA Toll
         Rd Rev Cap Appr Sr Lien Ser A
         (Prerefunded @ 01/01/10) (d)...........  0/7.50      01/01/13        189,342
   500   Fresno, CA Uni Sch Dist Ser A Rfdg
         (MBIA Insd)............................   6.100      08/01/12        535,975
 3,705   San Joaquin Hills, CA Tran Corridor Agy
         Toll Rd Cap Apprec Rev Ser A Rfdg (MBIA
         Insd)..................................   *          01/15/27        709,952
 1,500   San Joaquin Hills, CA Tran Corridor Agy
         Toll Rd Cap Apprec Rev Ser A Rfdg (MBIA
         Insd)..................................   *          01/15/28        270,495
 1,000   San Marcos, CA Pub Facs Auth Rev
         Rfdg...................................   5.800      09/01/27        900,320
                                                                          -----------
                                                                            6,379,402
                                                                          -----------
         COLORADO  8.1%
 2,560   Denver, CO City & Cnty Arpt Rev (b)....   8.500      11/15/23      2,692,967

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         COLORADO (CONTINUED)
$  145   Jefferson Cnty, CO Residential Mtg
         Rev....................................  11.500%     09/01/03    $   179,419
   160   Jefferson Cnty, CO Residential Mtg
         Rev....................................  11.500      09/01/04        205,459
   180   Jefferson Cnty, CO Residential Mtg
         Rev....................................  11.500      09/01/05        239,128
   205   Jefferson Cnty, CO Residential Mtg
         Rev....................................  11.500      09/01/06        280,493
   235   Jefferson Cnty, CO Residential Mtg
         Rev....................................  11.500      09/01/07        330,868
   265   Jefferson Cnty, CO Residential Mtg
         Rev....................................  11.500      09/01/08        381,947
   300   Jefferson Cnty, CO Residential Mtg
         Rev....................................  11.500      09/01/09        441,576
   340   Jefferson Cnty, CO Residential Mtg
         Rev....................................  11.500      09/01/10        508,627
   220   Jefferson Cnty, CO Residential Mtg
         Rev....................................  11.500      09/01/11        335,093
   100   Jefferson Cnty, CO Residential Mtg
         Rev....................................   9.000      09/01/12        131,970
                                                                          -----------
                                                                            5,727,547
                                                                          -----------
         FLORIDA  2.9%
   340   Lee Cnty, FL Indl Dev Auth Hlthcare
         Facs Rev...............................   5.750      11/15/13        321,093
   500   Lee Cnty, FL Indl Dev Auth Hlthcare
         Facs Rev...............................   5.750      11/15/14        469,480
   325   Lee Cnty, FL Indl Dev Auth Hlthcare
         Facs Rev...............................   5.750      11/15/15        301,109
 2,300   Sun N Lake of Sebring, FL Impt Dist Spl
         Assmt Ser A (c) (e)....................  10.000      12/15/11        920,000
                                                                          -----------
                                                                            2,011,682
                                                                          -----------
         GEORGIA  1.2%
 1,000   Private Colleges & Univs Auth GA Rev
         Rfdg Mercer Univ Proj Ser A............   5.250      10/01/25        883,460
                                                                          -----------
         ILLINOIS  20.4%
 1,000   Alton, IL Hlth Fac Rev & Impt Christian
         Hlth Ser C Rfdg (Prerefunded @
         02/15/01) (FGIC Insd) (b)..............   7.200      02/15/21      1,056,170
 3,170   Aurora, IL Single Family Mtg Rev Cap
         Apprec (AMBAC Insd)....................   *          12/01/22        522,004
   400   Bedford Park, IL Tax Increment 71st &
         Cicero Proj Rfdg.......................   7.000      01/01/06        413,512
 7,500   Chicago, IL Brd of Ed Chicago Sch
         Reform Ser A (FGIC Insd)...............   *          12/01/28      1,237,875
   250   Chicago, IL Brd of Ed Chicago Sch
         Reform (AMBAC Insd)....................   5.750      12/01/27        238,453
 2,535   Chicago, IL O'Hare Intl Arpt Spl Fac
         Rev United Airls Inc Ser B (b).........   8.950      05/01/18      2,692,195
   925   Chicago, IL Single Family Mtg (GNMA
         Collateralized) (b)....................   7.625      09/01/27      1,020,867
   510   Cook Cnty, IL Sch Dist No 107 La Grange
         (b)....................................   7.150      12/01/08        580,564

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         ILLINOIS (CONTINUED)
$  575   Cook Cnty, IL Sch Dist No 107 La
         Grange.................................   7.200%     12/01/09    $   656,807
   625   Cook Cnty, IL Sch Dist No 107 La
         Grange.................................   7.000      12/01/10        705,350
   500   Hodgkins, IL Tax Increment Ser A
         Rfdg...................................   7.625      12/01/13        532,295
   805   Illinois Hlth Fac Auth Rev Glenoaks Med
         Cent Ser D.............................   9.500      11/15/15        866,792
   745   Illinois Hlth Fac Auth Rev Glenoaks Med
         Cent Ser D (Prerefunded @ 11/15/00)....   9.500      11/15/15        801,523
   500   Illinois Hlth Fac Auth Rev Lutheran
         Social Svcs Proj Ser A (Prerefunded @
         08/01/00) (LOC: Bank of Japan).........   7.650      08/01/20        523,430
 1,910   Illinois Hsg Dev Auth Residential Mtg
         Rev Ser B..............................   7.250      08/01/17      1,968,293
   250   Lake Cnty, IL Cmnty Unit...............   7.600      02/01/14        296,470
   500   Robbins, IL Res Recovery Rev...........   8.375      10/15/16        266,250
                                                                          -----------
                                                                           14,378,850
                                                                          -----------
         KENTUCKY  1.7%
 1,500   Louisville & Jefferson Cnty, KY Metro
         Swr Dist Swr & Drainage Sys Rev (FGIC
         Insd)..................................   4.750      05/15/28      1,215,660
                                                                          -----------
         LOUISIANA  2.3%
 1,500   Ouachita Parish, LA Hosp Svcs Dist No 1
         Rev Glenwood Regl Med Cent (Prerefunded
         @ 07/01/01)............................   7.500      07/01/21      1,602,825
                                                                          -----------
         MARYLAND  2.2%
 1,505   Maryland St Cmnty Dev Admin Dept Hsg &
         Cmnty Dev Single Family Ser 4 (FHA
         Gtd)...................................   7.450      04/01/32      1,549,518
                                                                          -----------
         MASSACHUSETTS  4.1%
   360   Massachusetts St Hlth & Edl Fac Auth
         Rev Cent New England Hlth Sys Ser A....   6.125      08/01/13        342,468
   395   Massachusetts St Hsg Fin Agy
         Multi-Family Residential Dev Ser A
         (FNMA Collateralized)..................   8.150      02/01/29        407,344
 2,220   Massachusetts St Port Auth Rev, Pfc Ser
         B (FSA Insd)...........................   5.500      07/01/15      2,115,615
                                                                          -----------
                                                                            2,865,427
                                                                          -----------
         MICHIGAN  1.2%
   780   Michigan St Hosp Fin Auth Rev Battle
         Creek Hosp Ser H (Prerefunded @
         11/15/00)..............................   9.500      11/15/15        837,517
                                                                          -----------
         MONTANA  4.3%
 2,900   Forsyth, MT Pollutn Ctl Rev Puget Sound
         Pwr & Lt Ser B Rfdg (AMBAC Insd).......   7.250      08/01/21      3,058,775
                                                                          -----------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         NEVADA  6.6%
$1,500   Clark Cnty, NV Indl Dev Rev NV Pwr Co
         Proj Ser A (FGIC Insd) (b).............   6.700%     06/01/22    $ 1,564,705
 3,040   Nevada Hsg Div Single-Family Mtg Mezz
         Ser D2 (a).............................   6.300      04/01/21      3,054,926
                                                                          -----------
                                                                            4,619,631
                                                                          -----------
         NEW HAMPSHIRE  4.4%
 2,500   New Hampshire Higher Edl & Hlth Fac
         Auth Rev Hosp Catholic Med Cent Rfdg...   8.250      07/01/13      2,553,750
   500   New Hampshire St Indl Dev Auth Rev
         Pollutn Ctl Pub Svcs Co of NH Proj Ser
         C......................................   7.650      05/01/21        516,110
                                                                          -----------
                                                                            3,069,860
                                                                          -----------
         NEW JERSEY  0.8%
   225   New Jersey Hlthcare Fac Fin Auth Rev...   7.500      07/01/06        236,378
   315   New Jersey Hlthcare Fac Fin Auth Rev
         (Prerefunded @ 07/01/02)...............   7.500      07/01/06        336,691
                                                                          -----------
                                                                              573,069
                                                                          -----------
         NEW YORK  3.1%
 1,240   New York City Muni Wtr Fin Auth Wtr &
         Swr Sys Rev (AMBAC Insd)...............   6.750      06/15/06      1,296,966
 1,000   New York City Tran Auth Metro Transn
         Auth Triborough Ser A (AMBAC Insd).....   5.250      01/01/29        890,290
                                                                          -----------
                                                                            2,187,256
                                                                          -----------
         OHIO  1.9%
   800   Cuyahoga Cnty, OH Multi-Family Rev Hsg
         Wtr St Assoc Ltd Proj (GNMA
         Collateralized)........................   6.250      12/20/36        807,240
   500   Ohio St Solid Waste Rev Rep Engineered
         Steels Proj............................   8.250      10/01/14        499,010
                                                                          -----------
                                                                            1,306,250
                                                                          -----------
         PENNSYLVANIA  2.0%
 1,000   Beaver Cnty, PA Indl Dev Auth Pollutn
         Ctl Rev Collateral Toledo Edison Co
         Proj Rfdg (b)..........................   7.625      05/01/20      1,075,880
   315   Crawford Cnty, PA Hosp Auth Sr Living
         Facs Rev...............................   5.875      08/15/10        303,188
                                                                          -----------
                                                                            1,379,068
                                                                          -----------
         TEXAS  9.4%
 1,000   Alliance Arpt Auth Inc TX Spl Fac Rev
         American Airls Inc (b).................   7.000      12/01/11      1,069,910
 1,670   Dallas-Fort Worth, TX Intl Arpt Fac
         Impt Corp Rev..........................   6.375      05/01/35      1,605,505
   433   Pecos Cnty, TX Ctfs Partn..............   6.000      01/12/08        434,751
 2,480   Texas St Pub Ppty Fin Corp Rev Mental
         Hlth & Retardation Rfdg (Cap Guar
         Insd)..................................   5.500      09/01/13      2,445,577

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         TEXAS (CONTINUED)
$1,000   West Side Calhoun Cnty, TX Nav Dist Sld
         Wst Disp Union Carbide Chem &
         Plastics...............................   8.200%     03/15/21    $ 1,050,340
                                                                          -----------
                                                                            6,606,083
                                                                          -----------
         VIRGINIA  5.2%
 3,740   Richmond, VA (FSA Insd) (a)............   5.500      01/15/11      3,683,264
                                                                          -----------
         WISCONSIN  1.4%
   905   Wisconsin St Hlth & Edl Fac Auth Rev
         Chippewa Vly Hosp Ser F Rfdg...........   9.500      11/15/12        975,798
                                                                          -----------
TOTAL LONG-TERM INVESTMENTS  104.1%
  (Cost $75,799,048)..................................................     73,310,663
TOTAL SHORT-TERM INVESTMENTS  7.7%
  (Cost $5,400,000)...................................................      5,400,000
                                                                          -----------
TOTAL INVESTMENTS  111.8%
  (Cost $81,199,048)..................................................     78,710,663
LIABILITIES IN EXCESS OF OTHER ASSETS  (11.8%)........................     (8,287,975)
                                                                          -----------
NET ASSETS  100.0%....................................................    $70,422,688
                                                                          ===========

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(d) Security is a "Step-up" bond where the coupon increase or steps-up at a predetermined date.

(e) Non-income producing security.

AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FHA/VA--Federal Housing Administration/Department of Veterans Affairs
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $81,199,048)........................    $78,710,663
Cash........................................................         55,884
Receivables:
  Interest..................................................      1,466,219
  Investments Sold..........................................        186,589
Other.......................................................         23,955
                                                                -----------
      Total Assets..........................................     80,443,310
                                                                -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      9,585,297
  Income Distributions--Common and Preferred Shares.........         94,707
  Investment Advisory Fee...................................         36,882
  Affiliates................................................         13,799
Accrued Expenses............................................        183,209
Trustees' Deferred Compensation and Retirement Plans........        106,728
                                                                -----------
      Total Liabilities.....................................     10,020,622
                                                                -----------
NET ASSETS..................................................    $70,422,688
                                                                ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 250 issued with liquidation preference of $100,000
  per share)................................................    $25,000,000
                                                                -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,839,000 shares issued and
  outstanding)..............................................         48,390
Paid in Surplus.............................................     52,700,019
Accumulated Distributions in Excess of Net Investment
  Income....................................................     (1,004,772)
Net Unrealized Depreciation.................................     (2,488,385)
Accumulated Net Realized Loss...............................     (3,832,564)
                                                                -----------
      Net Assets Applicable to Common Shares................     45,422,688
                                                                -----------
NET ASSETS..................................................    $70,422,688
                                                                ===========
NET ASSET VALUE PER COMMON SHARE ($45,422,688 divided by
  4,839,000 shares outstanding).............................    $      9.39
                                                                ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 4,835,964
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        446,143
Preferred Share Maintenance.................................        164,910
Accounting..................................................         47,264
Trustees' Fees and Related Expenses.........................         23,653
Legal.......................................................         11,049
Custody.....................................................          7,544
Other.......................................................        131,450
                                                                -----------
    Total Expenses..........................................        832,013
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 4,003,951
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss (Including reorganization and
  restructuring costs of $5,581)............................    $    (3,482)
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      3,625,977
  End of the Period.........................................     (2,488,385)
                                                                -----------
Net Unrealized Depreciation During the Period...............     (6,114,362)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $(6,117,844)
                                                                ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $(2,113,893)
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                      Year Ended         Year Ended
                                                   October 31, 1999   October 31, 1998
--------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................   $ 4,003,951        $ 4,194,572
Net Realized Gain/Loss............................        (3,482)           820,402
Net Unrealized Depreciation
  During the Period...............................    (6,114,362)          (793,140)
                                                   -------------      -------------
Change in Net Assets from Operations..............    (2,113,893)         4,221,834
                                                   -------------      -------------
Distributions from and in Excess of Net Investment
  Income:
  Common Shares...................................    (3,215,058)        (3,309,358)
  Preferred Shares................................      (839,580)          (896,885)
                                                   -------------      -------------
Total Distributions...............................    (4,054,638)        (4,206,243)
                                                   -------------      -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................    (6,168,531)            15,591
NET ASSETS:
Beginning of the Period...........................    76,591,219         76,575,628
                                                   -------------      -------------
End of the Period (Including accumulated
  distributions in excess of net investment income
  of $1,004,772 and $954,085, respectively).......   $70,422,688        $76,591,219
                                                   =============      =============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                    -------------------------------------------
                                      1999        1998        1997       1996
-------------------------------------------------------------------------------
Net Asset Value, Beginning of
the Period (a)..................     $10.662     $10.658     $10.474    $10.754
                                    --------    --------    --------    -------
Net Investment Income...........        .827        .867        .959       .882
Net Realized and Unrealized
  Gain/Loss.....................      (1.263)       .006        .120      (.195)
                                    --------    --------    --------    -------
Total from Investment
  Operations....................       (.436)       .873       1.079       .687
                                    --------    --------    --------    -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income:
    Paid to Common
      Shareholders..............        .665        .684        .710       .780
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders....        .174        .185        .185       .187
                                    --------    --------    --------    -------
Total Distributions.............        .839        .869        .895       .967
                                    --------    --------    --------    -------
Net Asset Value, End of the
  Period........................      $9.387     $10.662     $10.658    $10.474
                                    ========    ========    ========    =======
Market Price Per Share at End of
  the Period....................     $8.8125    $11.0625    $10.9375    $11.000
Total Investment Return at
  Market Price (b)..............     (15.09%)      7.63%       6.13%     11.02%
Total Return at Net Asset Value
  (c)...........................      (5.98%)      6.61%       8.91%      4.83%
Net Assets at End of the Period
  (In millions).................       $70.4       $76.6       $76.6      $75.7
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares**......................       1.69%       1.47%       1.47%      1.51%
Ratio of Net Investment Income
  to Average Net Assets
  Applicable to Common Shares
  (d)...........................       6.41%       6.40%       7.38%      6.55%
Portfolio Turnover..............         46%         33%         25%        39%
* Non-Annualized
**Ratio of Expenses to Average
  Net Assets Including Preferred
  Shares........................       1.12%        .99%        .99%      1.01%

(a) Net Asset Value at November 30, 1989, is adjusted for common and preferred share offering costs of $.259 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based on NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

N/A = Not Applicable

                                               See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                           November 30, 1989
                                                             (Commencement
Year Ended October 31                                        of Investment
-----------------------------------------------------       Operations) to
       1995      1994      1993      1992      1991        October 31, 1990
----------------------------------------------------------------------------
      $10.500   $12.094   $11.151   $11.502   $10.832           $10.901
      -------   -------   -------   -------   -------           -------
         .877      .958     1.090     1.090     1.153             1.001
         .406    (1.480)     .917     (.348)     .647             (.115)
      -------   -------   -------   -------   -------           -------
        1.283     (.522)    2.007      .742     1.800              .886
      -------   -------   -------   -------   -------           -------
         .825      .930      .930      .925      .886              .725
         .204      .142      .134      .168      .244              .230
      -------   -------   -------   -------   -------           -------
        1.029     1.072     1.064     1.093     1.130              .955
      -------   -------   -------   -------   -------           -------
      $10.754   $10.500   $12.094   $11.151   $11.502           $10.832
      =======   =======   =======   =======   =======           =======
      $10.625   $11.125   $13.875   $11.750   $12.250           $10.500
        2.88%   (13.59%)   26.46%     3.10%    25.65%              .21%*
       10.59%    (5.77%)   17.40%     5.04%    14.87%             3.70%*
        $77.0     $75.8     $83.5     $79.0     $80.7             $77.4
        1.52%     1.47%     1.35%     1.52%     1.53%             1.41%
        6.31%     7.20%     8.14%     8.01%     8.12%             7.75%
          50%       30%        7%       21%       52%             134%*
        1.02%     1.01%      .94%     1.05%     1.05%               N/A

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Investment Grade Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will normally invest at least 80% of its total assets in tax-exempt municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on November 30, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                October 31, 1999
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the Trust had an accumulated capital loss carryforward of $3,740,562 which will expire between October 31, 2002 and October 31, 2007. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the capitalization of reorganization and restructuring costs for tax purposes.

    At October 31, 1999, for federal income tax purposes, cost of long- and short-term investments is $81,291,050; the aggregate gross unrealized appreciation is $2,569,791 and the aggregate gross unrealized depreciation is $5,150,178 resulting in net unrealized depreciation on long- and short-term investments of $2,580,387.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually. Due to inherent differences in the recognition of interest income under generally accepted accounting principles and federal income tax purposes, for those securities which the Trust has placed on non-accrual status, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust.

    For the year ended October 31, 1999, the Trust recognized expenses of approximately $4,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                                October 31, 1999
--------------------------------------------------------------------------------

    For the year ended October 31, 1999, the Trust recognized expenses of approximately $53,800 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $36,717,984 and $34,277,611, respectively.

4. PREFERRED SHARES

The Trust has outstanding 250 Remarketed Preferred Shares ("RP"). Dividends are cumulative and the dividend rate is currently reset every 28 days through a remarketing process. The rate in effect on October 31, 1999 was 3.590%. During the year ended October 31, 1999, the rates ranged from 3.150% to 3.790%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred shares. These fees are included as a component of Preferred Share Maintenance expense.

    The RP are redeemable at the option of the Trust in whole or in part at the liquidation value of $100,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the RP are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen Investment Grade Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Investment Grade Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Investment Grade Municipal Trust as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP
Chicago, Illinois
December 9, 1999

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have all distributions of dividends and capital gains automatically reinvested in Common Shares of the Trust. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS
State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
All Common Shareholders of the Trust are deemed to be participants in the Plan unless they specifically elect not to participate. You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income
   Global Franchise
   Global Government Securities
   Global Managed Assets
   International Magnum
   Latin American
   Short-Term Global Income*
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

* Closed to new investors

                  VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*

STEVEN MULLER

THEODORE A. MYERS

RICHARD F. POWERS, III* -- Chairman

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President
and Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer
and Chief Financial Officer

CURTIS W. MORELL*
Vice President and
Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

    For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 1999. The Trust designated 99.9% of the income distributions as a tax-exempt income distribution. In January, 2000, the Trust will provide tax information to shareholders for the 1999 calendar year.

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of
   Van Kampen Funds Inc.

                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 16, 1999, where shareholders voted on the election of trustees, the ratification of KPMG LLP as the independent public accountants and the approval of the Preferred Share split and simultaneous reduction of the liquidation preference per Preferred Share of the Fund.
    1) With regard to the election of the following trustee by preferred shareholders of the Trust:

                                                      # OF SHARES
                                                  --------------------
                                                  IN FAVOR    WITHHELD
----------------------------------------------------------------------
Theodore A. Myers...............................        250         0

    2) With regard to the election of the following trustees by the common shareholders of the Trust:

                                                      # OF SHARES
                                                  --------------------
                                                  IN FAVOR    WITHHELD
----------------------------------------------------------------------
Don G. Powell*..................................  3,972,079    52,388
Hugo F. Sonnenschein............................  3,972,042    52,425

The other trustees of the Trust whose term did not expire in 1999 are David C. Arch, Rod Dammeyer, Howard J Kerr, Dennis J. McDonnell, Steven Muller and Wayne
W. Whalen.
    3) With regard to the ratification of KPMG LLP as independent public accountants for the Trust, 3,954,826 shares voted in favor of the proposal, 10,141 shares voted against and 59,522 shares abstained.
    4) With regard to the proposal to approve the Preferred Share split and simultaneous reduction of the liquidation preference per Preferred Share, the Meeting was adjourned until July 7, 1999, July 28, 1999 and August 18, 1999 where it was determined to be in the best interest of the Fund to discontinue efforts to obtain the vote and adjourn with respect to the Preferred Shares of this proposal.
* On August 9, 1999, Don G. Powell resigned and the Board of Trustees appointed Richard F. Powers, III.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.